United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2010

Clarus Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24277	58-1972600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah	84124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 278-5552

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 9, 2010, Clarus Corporation (“Clarus” or the “Company”) issued a press release announcing that the Company’s common stock has been approved for listing on the NASDAQ Global Market under the symbol “BDE”.  It is anticipated that the Company’s common stock will commence trading on the NASDAQ Global Market at the opening of business on Friday, June 11, 2010 and will no longer be traded on the OTC Pink Sheets Electronic Quotation Service under the symbol “CLRS.PK”. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking Statements

This Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Clarus may use words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” “will,” and similar expressions to identify forward-looking statements.  These forward-looking statements involve a number of risks, uncertainties and assumptions which are difficult to predict. Clarus cautions you that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of Clarus’ acquisitions of Black Diamond and Gregory, including future financial and operating results that may be realized from the acquisitions; (ii) statements of plans, objectives and expectations of Clarus or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements and other statements that are not historical facts.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) our ability to successfully integrate Black Diamond and Gregory; (ii) our ability to realize financial or operating results as expected; (iii) material differences in the actual financial results of the mergers compared with expectations, including the impact of the mergers on Clarus’ future earnings per share; (iv) economic conditions and the impact they may have on Black Diamond and Gregory and their respective customers or demand for products; (v) our ability to implement our acquisition growth strategy or obtain financing  to support such strategy; (vi) the loss of any member of our senior management or certain other key executives; (vii) our ability to utilize our net operating loss carry forward; and (viii) our ability to adequately protect our intellectual property rights.  Additional factors that could cause Clarus’ results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of Clarus’ filings with the Securities and Exchange Commission, including its latest annual report on Form 10-K and most recently filed Forms 8-K and 10-Q, which may be obtained at our web site at www.claruscorp.com or the Securities and Exchange Commission’s web site at www.sec.gov.  All forward-looking statements included in this Report are based upon information available to Clarus as of the date of the Report, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this Report.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit	Description

99.1	Press Release issued by Clarus Corporation, dated June 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2010

CLARUS CORPORATION
By: /s/ Robert Peay Name: Robert Peay Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by Clarus Corporation, dated June 9, 2010.